LIQUID ASSET FUND
A SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

905 Marconi Avenue
Ronkonkoma, New York 11779

         Liquid Asset Fund (the "Fund") is a series of Cadre Institutional Investors Trust (the "Trust"), a diversified, open-end management investment company. The Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. The investment objective of the Fund is high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and substantially the same investment policies as the Fund. The Portfolio invests exclusively in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. See "Investment Objective and Policies." Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio.

         Shares of the Fund are offered for sale on a no-load basis to states and municipalities, and their subdivisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial or subsequent investment in the Fund is required. See "Purchasing Shares." Shares of the Fund are not insured by Ambac Assurance Corporation.

         An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value."

         This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated July 27, 1998, as supplemented December 15, 1998, which is incorporated herein by reference and is available without charge by writing to the Transfer Agent or by calling 1-800-221-4524.

         Investors are advised to read this Prospectus and retain it for future reference.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Prospectus is July 27, 1998, as supplemented December 15, 1998

                               SUMMARY OF EXPENSES

    The following table is designed to assist prospective investors in understanding the various direct and indirect costs and expenses that a shareholder in the Fund will bear. It summarizes the estimated shareholder transaction and annual operating expenses of the Fund and the Portfolio in which the Fund invests. The amounts set forth below under "Other Expenses," as well as the amounts in the example below, are based upon estimates of expenses for the current fiscal year.


 SHAREHOLDER TRANSACTION EXPENSES

      Maximum Sales Load Imposed on Purchases.........................  None

      Maximum Sales Load Imposed on Reinvested Dividends..............  None

      Deferred Sales Load.............................................  None

      Redemption Fee..................................................  None

      Exchange Fee....................................................  None

 ANNUAL FUND OPERATING EXPENSES

                                                                       Net of Expense
                                                                       Reimbursement
 (as a percentage of average net assets)
      Investment Advisory Fee.........................................  0.06%

      12b-1 Fees......................................................  None

      Other Expenses..................................................  0.39%

      Total Fund Operating Expenses...................................  0.45%

    The Investment Adviser has voluntarily agreed to waive its fees or absorb expenses to the extent necessary to assure that the ordinary operating expenses of the Fund do not exceed annually .45% of the Fund's average daily net assets. Absent this agreement, other estimated expenses and estimated total operating expenses of the Fund annually would be 0.42% and 0.48%, respectively, of the Fund's average daily net assets. The Investment Adviser reserves the right to modify or terminate at any time its agreement to waive fees and absorb expenses upon prior written notice to the Fund.

                 EXAMPLE                   1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------   ------  -------  --------  --------
You would pay the following expenses on
a $1,000 investment, assuming (1) a
5% annual return and
(2) redemption at the end of each time
period:                                    $4.60   $14.44   $25.20    $56.69

    The example is based upon estimated Total Fund Operating Expenses, as set forth in the table above, after giving effect to the fee waiver and absorption of expenses by the Investment Adviser. Actual expenses and annual return may be greater or less than the amounts shown above. The example should not be considered a representation of past or future expenses.

         For a more complete description of costs and expenses, see "Management of the Fund."

                                LIQUID ASSET FUND

                              FINANCIAL HIGHLIGHTS

    The following Information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report dated October 31, 1997. This information should be read in conjunction with the financial statements, the notes thereto and the independent auditors report which is incorporated by reference in the Statement of Additional Information.

                                         YEAR ENDED            PERIOD ENDED
                                      OCTOBER 31, 1997     OCTOBER 31, 1996(1)
                                      ----------------     -------------------
Net Asset Value, beginning of
period                                  $      1.000           $      1.000
                                        ------------           ------------
Income from Investment
Operations:
     Net investment income (2)                 0.053                  0.027
                                        ------------           ------------
Less Distributions from:
     Net investment income                    (0.053)                (0.027)
                                        ------------           ------------
     Net Realized Gain                        (0.000)***                 --
                                        ------------           ------------
     Total Distributions                      (0.053)                (0.027)
Net increase in net asset value .                 --                     --
                                        ------------           ------------
Net Asset Value, End of period          $      1.000           $      1.000
                                        ============           ============
Total Return                                    5.39%                  2.72%*
Ratios/Supplemental Data:
Net Assets, End of period (000s)        $    138,661           $     70,881
                                        ------------           ------------
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver                                   5.38%                  5.18%**
     Operating expenses including
       reimbursement/waiver                      .26%                  0.20%**
     Operating expenses excluding
       reimbursement/waiver                      .49%                  0.75%**

    * Not Annualized

  ** Annualized

*** Amount is less than 0.000 per share

(1) The Fund commenced investment operations on April 24, 1996.

(2) Net investment income per share before reimbursement/waiver of fees and expenses by the Investment Adviser for the year ended October 31, 1997 and period ended October 31, 1996 was $0.0514 and $0.024, respectively.

                               SUITABLE INVESTORS

    The Fund is specifically designed for investors concerned about the safety of their investments and is a low-cost, professionally managed cash management vehicle for states, municipalities, and their subdivisions and agencies, including school and special purpose districts, and for other institutional investors. It offers investment diversification, administrative convenience and operating economies of scale to investors whose investment policies and guidelines are consistent with those of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"). The Portfolio is a series of the Trust that has the same investment objective and substantially the same investment policies as the Fund and invests exclusively in short-term debt securities issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. No assurance can be given that the Fund will be able to achieve its investment objective or maintain a stable net asset value. See "Net Asset Value."

    Government Securities include obligations that are issued by the U.S. Treasury. These obligations, which include Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. government. Government Securities also include obligations issued by federal agencies and instrumentalities ("Agency Securities"). Certain Agency Securities, such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration, are backed by the full faith and credit of the U.S. government. Other Agency Securities, such as obligations of the Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association, are backed by the right of the issuer to borrow from the U.S. Treasury under certain circumstances or are backed by the credit of the agency or instrumentality issuing the obligation. These types of Agency Securities are not deemed direct obligations of the United States, and therefore involve more risk than obligations which are backed by the full faith and credit of the U.S. government. All securities purchased by the Portfolio, including repurchase agreements, must be of high quality and be determined by the Investment Adviser to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of the Trust.

    THE PORTFOLIO MAY INVEST IN CERTAIN VARIABLE AND FLOATING RATE SECURITIES, AS DESCRIBED BELOW, BUT DOES NOT INVEST IN ANY OTHER SECURITIES COMMONLY KNOWN AS DERIVATIVES.

    The Fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). No assurances can be given that the Fund will achieve its investment objective.

    Repurchase Agreements. A repurchase agreement involves the purchase of a security by the Portfolio with an agreement by the seller of the security to repurchase it from the Portfolio at a mutually agreed upon day and price, frequently the next business day. The resale price is in excess of the purchase price and reflects the rate of return earned by the Portfolio. The maturities of repurchase agreements entered into by the Portfolio normally do not exceed seven days. However, the Portfolio may enter into a repurchase agreement maturing in more than seven days provided that not more than 10% of the Portfolio's net assets would, as a result, be invested in repurchase agreements having maturities in excess of seven days and under which the Portfolio also does not have the right to repayment within seven days. Repurchase agreements will at all times be fully collateralized by their underlying securities ("collateral") in an amount at least equal to the purchase price plus accrued interest, marked to market daily. The collateral for repurchase agreements is held by the Trust's custodian (or a subcustodian) and is required to consist of Government Securities (without regard to the maturity of such obligations). If the seller defaults and the value of the collateral securing a repurchase agreement declines, the Fund may incur a loss. The Portfolio, however, enters into repurchase agreements only with banks or primary dealers designated as such by the Federal Reserve Bank of New York and which have been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees of the Trust.

    Variable and Floating Rate Securities. Government Securities purchased by the Portfolio may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated intervals or whenever there is a change in an established benchmark rate of interest, and, upon reset, the market value approximates par. These securities may also have a demand feature under which the Portfolio can demand repayment of principal on specified dates or after giving specified notice. The Portfolio only purchases variable and floating rate Government Securities that are eligible for purchase by money market funds under applicable regulations, and therefore does not purchase securities such as inverse floaters, range floaters, COFI floaters, capped floaters or dual index floaters. In determining the maturities of securities and calculating the Portfolio's dollar-weighted average portfolio maturity, variable rate Government Securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Floating rate Government Securities with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold with payment and delivery taking place as much as a month or more in the future. The transactions are used to secure an advantageous price and yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued basis is subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

    Borrowings. The Fund and the Portfolio do not borrow for purposes of making investments (a practice known as "leverage"). However, they each may borrow money from banks in an amount not exceeding one-third of the value of its total assets (calculated at the time of the borrowing, for temporary extraordinary or emergency purposes. The Fund and the Portfolio may pledge their assets to secure these borrowings. Additional investments will not be made by the Fund or the Portfolio while it has any borrowings outstanding.

    Investment Restrictions. The Fund and the Portfolio are subject to various additional restrictions on their investments. Certain of these restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's or the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

    Investment Characteristics. The Portfolio invests exclusively in obligations issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government, and repurchase agreements collateralized by such securities. Government Securities are of very high credit quality. Shares of the Fund and the Portfolio are not insured or guaranteed by the U.S. government or any government agency. The return on an investment in the Fund will increase or decrease in response to changes in short-term market interest rates. The market value of the Portfolio's investments will fluctuate, with investments increasing in value as interest rates fall and decreasing in value as interest rates rise. However, due to the method used by the Portfolio and the Fund in valuing their assets, it is expected but cannot be assured that the net asset value of shares of the Fund will be a stable $1.00 per share. See "Net Asset Value." Virtually all portfolio transactions for the Portfolio will be effected on a principal basis with issuers, underwriters or dealers serving as primary market-makers.

    Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, it invests all of its investable assets in the Portfolio, which is a series of the Trust that has the same investment objective and substantially the same investment policies as the Fund. The Portfolio, in turn, purchases, holds and sells investments in accordance with that objective and those policies. The Trustees of the Trust believe that the per share expenses of the Fund (including its share of the Portfolio's expenses) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund may withdraw its assets from the Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another pooled investment vehicle having the same investment objective and substantially the same investment policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash, which could cause the Fund to incur brokerage, tax and other charges.

    The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) at least 30 days before implementing any such changes. A change in the objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investment in the Portfolio. Alternatively, the policies of the Fund may be amended to conform to those of the Portfolio.

    Certain investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. These restrictions are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio, the Fund will hold a shareholder meeting and vote its shares of the Portfolio in the same manner as shares of the Fund are voted on the matter. However, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    Shares of the Portfolio will be held by investors other than the Fund. These investors, which may include other series of the Trust, other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors which have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the Portfolio may differ. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from the Transfer Agent.

                                PURCHASING SHARES

    Shares of the Fund are offered for sale, without sales charge, at the net asset value per share next determined after receipt and acceptance of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"), subject to timely receipt of federal funds as described below . Net asset value is computed as of 4:00 p.m. (Eastern time) on each day on which both the

New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"), except on days for which the Public Securities Association (the "PSA") recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. See "Net Asset Value." There are no minimum initial or subsequent investment requirements. Although the Fund does not impose any charges in connection with purchases or redemptions of shares, banks and other financial intermediaries may impose charges for their services in connection with such transactions.

    Shares become entitled to receive dividends beginning on the day of purchase. For this reason, the Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank) on the day the purchase order is accepted. An order for the purchase of shares of the Fund is accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check). Shares will be issued at the net asset value next determined after acceptance of the purchase order and will be entitled to that day's dividend. The Fund reserves the right to reject any purchase order and to modify or suspend the continuous offering of its shares.

    In order to permit the Investment Adviser to manage the Portfolio most effectively, investors should place purchase orders as early in the day as possible by calling Cadre Financial Services, Inc., in its capacity as the Fund's transfer agent (the "Transfer Agent"), toll-free at 1-800-221-4524.

    Prior to making an initial investment by wire or check, an account number must be obtained by calling the Transfer Agent toll-free at 1-800-221-4524, or by mailing a completed registration form to:

                                Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

    In order to receive an account number by telephone, an investor must provide the name, address, and tax identification number of the account owner, the amount being wired or mailed as the initial investment, and the name of the wiring bank. Promptly after opening accounts by telephone, investors should mail an original completed registration form for each account opened to the Transfer Agent. Although share purchases can be made before a registration form is submitted, shares may not be redeemed until a completed registration form has been submitted.

    Purchases by Federal Funds. Shares may be purchased by wiring federal funds directly to the Fund in accordance with the instructions below. The Fund does not impose any transaction charges; however, wire charges may be imposed by the shareholder's transmitting bank. Shares will be issued at the net asset value next determined after receipt of an order to purchase shares and will be entitled to the dividend declared on the date the order is received if the Trust's custodian receives payment in federal funds in the amount of the purchase order not later than the close of the Federal Reserve wire on that day. If a purchase order is not received and accepted prior to 4:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, or if federal funds are not received by the close of the Federal Reserve wire, shares will not be issued or entitled to receive dividends until the next computation of net asset value following the receipt of the purchase order or of federal funds by the Trust's custodian.

    Additional purchases of shares can be made by calling the Transfer Agent toll-free at 1-800-221-4524, to place a purchase order and then wiring federal funds in the amount of the purchase.

    With respect to both initial and subsequent purchases of shares, the wiring bank should be instructed to wire federal funds to:

                                   US Bank, NA
                                 Minneapolis, MN
                                ABA#: 091 000 022
                                  CR: CIIT LAF
                            Account#: 1702 2503 5030
                      FUR CR: ______________ ______________
                              Name              Acct#

    Purchases by Check. Shares may be purchased by check in accordance with the instructions below. Shares will be issued on the next Business Day after receipt of a check at the net asset value determined on such day. Shareholders will become entitled to dividends when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check).

    Checks for both initial and subsequent purchases of shares should indicate the account name and number and be made payable to Liquid Asset Fund and sent by mail to the Transfer Agent at:

                                Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                              SHAREHOLDER ACCOUNTS

    The Trust does not issue certificates for shares of the Fund. Instead, one or more accounts are maintained for each shareholder reflecting full and fractional shares of the Fund the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances.

    Sub-Account Services. Special sub-accounting procedures are available for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Sub-accounts can be established at any time by calling the Transfer Agent. Please call toll-free at 1-800-221-4524 for further information and appropriate forms. Investors who have established sub-accounts will receive periodic confirmations and statements of holdings and transactions.

    Minimum Account Balance. There is no minimum account balance for the Fund. However, in order to avoid costs associated with inactive accounts, if there has been no activity in an account with no balance for a period of six months, the Fund may close the account. A shareholder will be given 60 days' written notice of the Fund's intention to close the account.

                                REDEEMING SHARES

    Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value next computed after the receipt of a redemption request in proper form. Redemptions may be made by telephone, mail, or check, as described below. Redemption proceeds will be paid by federal funds wire to one or more of the bank accounts that have been predesignated by the shareholder, normally on the day the redemption request is received. If a redemption request is not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, it will be processed on the following Business Day. Shares are not entitled to receive dividends declared on the day the shares are redeemed. See "Dividends and Distributions." In the case of complete redemption of all shares in an account, the redemption payment will include the amount of all dividends declared for the month-to-date on shares held in the account. Except in unusual circumstances described in the Statement of Additional Information, the Fund will not suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days; however, if shares have recently been purchased by check (including, in each case, certified checks and cashiers checks), the payment of redemption proceeds will be delayed until the purchase check has cleared (the time varies from state to state) which may take up to 15 days. For this reason, shareholders who anticipate the need for immediate access to their investments should purchase shares with federal funds.

    A completed registration form must be on file with the Transfer Agent in order to redeem shares. See "Purchasing Shares." Shareholders will be asked to designate a primary recipient bank account on their registration form. The primary recipient account may be changed at any time, and any number of secondary recipient bank accounts can be added, provided proper written instructions are on file. Please call the Transfer Agent to receive additional information and appropriate forms.

    In order to permit the Investment Adviser to manage the Fund most effectively, investors should place telephone redemption requests as early in the day as possible by calling the Transfer Agent toll-free at 1-800- 221-4524.

    Telephone Redemption Procedures. A request to redeem shares may be placed by calling the Transfer Agent at 1-800-221-4524. The shareholder will be asked to provide the account name and number, and the amount of the redemption. Proceeds of the redemption will be sent to the primary recipient bank account designated by the shareholder unless the shareholder requests that payment be made to a predesignated secondary recipient bank account. Proceeds will be sent by Federal Reserve wire, normally on the day the redemption request is received. Redemption requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be processed the following Business Day.

    The Transfer Agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone instructions. A REDEMPTION BY TELEPHONE MAY BE MADE ONLY IF THE TELEPHONE REDEMPTION PRIVILEGE HAS BEEN SELECTED ON THE REGISTRATION FORM, OR WRITTEN INSTRUCTIONS HAVE BEEN FILED WITH THE TRANSFER AGENT.

    During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such an event a shareholder should send a written redemption request by overnight delivery to the Transfer Agent and follow the procedures for written redemption requests described below.

    Written Redemption Requests. Shares of the Fund may be redeemed by written redemption request. A written redemption request must be signed by each of the persons who the shareholder has specified as required to sign such requests. The request must include the complete account name and address, the amount of the redemption, and the predesignated primary or secondary recipient bank account to which the proceeds of the redemption are to be sent. The signature of each person signing the request must be guaranteed by an eligible guarantor institution. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions, and savings associations. The Transfer Agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

    Written redemption requests should be sent to:

                                Liquid Asset Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

    Check Redemption Privilege. Shareholders may make arrangements to redeem shares of the Fund by check by filling out a checkwriting authorization form and signing the subcustodian bank's certificate of authority form. Shareholders may write checks in any dollar amount. Checks will be honored only if they are properly signed by a person authorized on the certificate of authority. Checks will be furnished without charge, and may be written in any amount (not exceeding the balance of the shareholder's account) and made payable to any person. Redemption checks will not be honored if there is an insufficient share balance to pay the check or if the check requires the redemption of shares recently purchased by check which has not cleared. There is a charge for stop-payments or if the Fund cannot honor a redemption check due to insufficient funds or other valid reasons. Checkwriting privileges may be modified or terminated at any time by the Fund.

                               EXCHANGE PRIVILEGE

    Shareholders may exchange shares of the Fund for shares of Institutional Cash Fund (another series of the Trust) based upon the relative net asset values per share of the funds at the time the exchange is effected. No sales charge or other fee is imposed in connection with exchanges. Before requesting an exchange, shareholders should obtain and read the prospectus of the fund whose shares will be acquired in the exchange. Prospectuses can be obtained by calling the Transfer Agent at 1-800-221-4524.

    All exchanges into Institutional Cash Fund are subject to the minimum initial investment requirement of that fund. In addition, an exchange is permitted only between accounts that have identical registrations. Shares of Institutional Cash Fund may be acquired in an exchange only if the shares are currently being offered and are legally available for sale in the state of the shareholder's residence.

    An exchange involves the redemption of shares of the Fund and the purchase of shares of another fund. Shares of the Fund will be redeemed at the net asset value per share of the Fund next computed after receipt of an exchange request in proper form. See "Net Asset Value." Shares of the fund being acquired in the exchange will be purchased when the proceeds of the redemption become available (normally, on the day the exchange request is received) at the net asset value of those shares then in effect. See "Redeeming Shares." The acquired shares will be entitled to receive dividends in accordance with the policies of the applicable fund.

    The exchange privilege may be modified or terminated at any time. However, 60 days' prior notification of any modification or termination will be given to shareholders.

    Telephone Exchange Procedures. A request to exchange shares may be placed by calling the Transfer Agent at 1-800-221-4524. Telephone exchange requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be proceeds the following Business Day. A written confirmation of the exchange transaction will be sent to the shareholder. As in the case of telephone redemption requests, the Transfer Agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone exchange instructions. An exchange by telephone may be made only if the telephone exchange privilege has been selected on the account application, or written instructions have been filed with the Transfer Agent.

    During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such event, a shareholder should send a written exchange request by overnight delivery to the Transfer Agent and follow the procedures for written exchange requests described below.

    Written Exchange Procedures. Requests to exchange shares may be submitted in writing. Each written exchange request should specify the complete account name and number of the shareholder's account with the Fund and the amount to be exchanged. The request must be signed by each of the persons who the shareholder has specified as required to sign redemption requests. The signature of each person signing the exchange request must be guaranteed by an eligible guarantor institution. Written exchange requests should be sent to the Transfer Agent at the address indicated above under "Redeeming Shares--Written Redemption Requests."

                                 NET ASSET VALUE

    The Fund's share price, or net asset value per share, is calculated as of 4:00 p.m. (Eastern time) each Business Day, except on days for which the PSA recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. Net asset value per share is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the total value of the Fund's investments and other assets (including the Fund's interest in the Portfolio) and dividing the result by the total number of outstanding shares of the Fund.

    For purposes of calculating net asset value per share, securities held by the Portfolio are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. Use of this valuation method permits the maintenance of the Fund's net asset value at $1.00 per share. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

    In using this method, the Trust has adopted certain procedures and adheres to various investment limitations as required by Rule 2a-7 under the Investment Company Act. These procedures, among other things, require the Investment Adviser to monitor the deviation between net asset value determined by using available market quotations or market equivalents and net asset value determined by using amortized cost.

                                  FUND EXPENSES

    The Fund's expenses are deducted from total income before dividends are paid. The Fund bears all expenses of its operations other than those expressly assumed by the Investment Adviser. Expenses borne by the Fund, which include its proportionate share of the fees and expenses of the Portfolio, include, but are not limited to: investment advisory, administration and transfer agent fees; the fees and expenses of the Trust's independent auditors, legal counsel and custodian; taxes; brokerage fees and commissions; interest; costs incident to meetings of Trustees and shareholders, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Trust's legal existence; federal and state registration fees; the fees and expenses of non-interested Trustees of the Trust; and any extraordinary expenses of a non-recurring nature.

    As discussed under "Summary of Expenses," the Investment Adviser has voluntarily undertaken to waive its fees or to absorb expenses of the Fund as may be necessary to limit total ordinary operating expenses of the Fund to a specified percentage of the Fund's average daily net assets. The Investment Adviser may modify or terminate this undertaking at any time upon prior written notice to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

    Dividends are declared and accrued daily on each Business Day based upon the Fund's net investment income, including any net realized short-term capital gains, and are paid monthly. Distributions of net realized long-term capital gains, if any, are declared and paid annually at the end of the Fund's fiscal year in which they have been earned. All dividends and other distributions are automatically reinvested in full and fractional shares of the Fund at net asset value unless otherwise requested by the shareholder. A shareholder can request that dividends and other distributions be paid by wire transfer to a predesignated bank account by sending a written request to the Transfer Agent. Any such request must be received by the Transfer Agent at least five Business Days prior to a payment date in order to be effective on such date.

    Dividends are payable to all shareholders of record as of the time of declaration. Shareholders will begin receiving dividends on shares the day the shares are purchased, but will not be entitled to receive dividends declared the day shares are redeemed. Shares purchased through dividend reinvestment will begin earning dividends the day after they are credited to the shareholder's account.

    The Fund does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually. In addition, in order to satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                                      TAXES

    Taxation of the Fund. The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Certain federal income and excise taxes would be imposed on the Fund if it failed to make certain required distributions of income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. If the Fund should fail to qualify as a "regulated investment company," it would be subject to regular federal income tax on its taxable income. The Fund intends to carry on its operations so that it will continue to qualify as a regulated investment company.

    Federal Taxation of Shareholders. Dividend distributions, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Although the Fund does not expect to distribute any long-term capital gains, investors will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, dividends and other distributions from the Fund will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, the Fund sends each shareholder a statement showing the tax status of distributions for the past calendar year.

    Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential government function accruing to a state or any political subdivision thereof. Shareholders are urged to consult their own tax advisors to determine any limitations on the applicability of Section 115(1) to earnings from their investment in the Fund. A portion of the earnings derived from funds which are subject to the arbitrage limitations or rebate requirements of the Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.

    The redemption of shares of the Fund is a taxable event, and may result in a capital gain or loss. However, because the Fund seeks to maintain a stable net asset value of $1.00 per share for both purchases and redemptions, it is generally expected that shareholders will not ordinarily realize any capital gain or loss upon redemptions of shares.

    The Fund is required to withhold 31% of all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. Shareholders are asked to certify on their registration forms that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to so certify will result in backup withholding.

    State and Local Taxes. Investors may be subject to state and local taxes on their investment. For example, dividends and other distributions made by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on Government Securities held by the Fund, certain states and localities may allow the character of the Fund's income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain Government Securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain Agency Securities may not qualify for exemption from income tax in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving Government Securities does not constitute interest on Government Securities for this purpose. However, it is not clear whether the Court's holding extends to all types of repurchase agreements involving Government Securities in which the Fund may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of Government Securities.

    The tax discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisors concerning the federal and state tax consequences of an investment in the Fund.

                             MANAGEMENT OF THE FUND

    The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Trust, the Fund and the Portfolio. The Trust's officers, who are all officers or employees of the Investment Adviser, are responsible for the daily management and administration of the Fund's operations.

    Investment Adviser. The Investment Adviser, Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

    As of October 23, 1998, the Investment Adviser provided investment management services to 24 investment accounts and had aggregate assets under management in excess of $3 billion. In addition, through its subsidiaries, Ambac manages its own investment portfolios of approximately $5 billion.

    Subject to overall supervision by the Board of Trustees, the Investment Adviser is responsible for managing the assets of the Portfolio in accordance with the its investment objective and policies. The Investment Adviser formulates a continuing investment program and makes all decisions regarding securities to be purchased or sold for the Portfolio. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio and furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Portfolio pays the Investment Adviser a monthly fee computed at the annual rate of 0.06% of the Portfolio's net assets.

    Administrator. The Investment Adviser also provides administration services to the Fund pursuant to a separate Administration Agreement. The administrative services provided include, but are not limited to: overseeing the preparation and maintenance of all documents and records required to be maintained by the Trust; preparing and updating required regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees. For these services, the Fund pays the Investment Adviser a monthly fee calculated at an annual rate of 0.19% of the Fund's average daily net assets on the first $250 million of net assets of the Fund, 0.165% on the next $750 million of average daily net assets of the Fund and 0.14% on average daily net assets of the Trust in excess of $1 billion. The Investment Adviser also provides the Trust with fund accounting services for which it is not paid any additional compensation.

                             PERFORMANCE INFORMATION

    The Fund may publish its "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield refers to the income generated by an investment in the Fund over a seven-day period; the income is then annualized. In annualizing income, the amount of income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated in the same manner, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. All quotations of investment performance are based upon historical investment results and are not intended to predict future performance.

    In addition, comparative performance information may be used from time to time in advertisements, sales literature and shareholder reports. This information may include data, ratings and rankings from Lipper Analytical Services, Inc., IBC Financial Data Money Fund Report, The Bank Rate Monitor, Morningstar and other industry publications, business periodicals and services. Comparisons to recognized market indices and to the returns on specific money market securities or types of securities or investments may also be used. The Fund may disseminate yields for periods longer than seven days, and may report its total return. The "total return" of the Fund refers to the average annual compounded rate of return over a specified period (as stated in the advertisement) that would equate an initial amount invested at the beginning of the period to the end of period redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                               GENERAL INFORMATION

    Description of Shares. The Trust is a Delaware business trust organized pursuant to a Certificate of Trust dated June 27, 1995, as amended, and is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has nine authorized series of its shares, each representing interests in a separate investment portfolio. One of those series represents interests in the Fund. The Board of Trustees has the power to establish additional series of shares, representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

    Generally, shareholders of the Fund, together with shareholders of each other series of the Trust, are entitled to vote on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders. On other matters affecting the Fund on which shareholders are entitled to vote, shares of the Fund will generally be voted as a separate class from other series. Each share of the Fund (and fractional share) is entitled to one vote (or function thereof), except that where shares of more than one series vote together, each share (and fractional share) is entitled to that number of votes which equals the net asset value of such share (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

    Under Delaware law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the shareholder's investment. However, the Declaration of Trust disclaims liability of shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

    Annual meetings of shareholders will not be held except as required by the Investment Company Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by holders of not less than 10% of the outstanding shares of the Trust.

    Transfer Agent. The Investment Adviser serves as the Trust's transfer agent, shareholder servicing agent and dividend disbursing agent. Shareholders of the Fund should call 1-800-221-4524 with their questions regarding transactions in shares of the Fund and share account balances.

    Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust, and in that capacity maintains custody of all securities and cash assets of the Fund and the Portfolio. The custodian is authorized to hold the Portfolio's investments in securities depositories and to use subcustodians approved by the Trust.

    Distributor. Cadre Securities, Inc., 905 Marconi Avenue, Ronkonkoma, New York, 11779, serves as distributor of the Fund's shares. The Distributor may, from time to time, enter into selling agreements with dealers or other financial institutions, and in accordance therewith, pay to such dealers or institutions, in connection with sales or the distribution of shares of the Fund, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by the Fund and will not be a Fund expense.

    Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

    Shareholder Reports. The Trust sends shareholders annual and semi-annual reports without charge. These reports include further information regarding the Fund's performance. The financial statements of the Fund appearing in the Trust's annual reports are audited by KPMG Peat Marwick LLP, the Trust's independent auditors.

    Shareholder Inquiries. For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, contact the Transfer Agent toll free at 1-800-221-4524 or at 905 Marconi Avenue, Ronkonkoma, New York 11779.

                        INVESTMENT ADVISER, ADMINISTRATOR
                               AND TRANSFER AGENT
                         Cadre Financial Services, Inc.
                               905 Marconi Avenue,
                           Ronkonkoma, New York 11779

                                   DISTRIBUTOR
                             Cadre Securities, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                                    CUSTODIAN
                         U.S. Bank National Association
                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

Investors are advised to read this Prospectus and retain it for future reference.

NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OR AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.



                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                LIQUID ASSET FUND
                 A SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

     .........................................................................
     SUMMARY OF EXPENSES                                                     2
     .........................................................................
     FINANCIAL HIGHLIGHTS                                                    3
     .........................................................................
     SUITABLE INVESTORS                                                      3
     .........................................................................
     INVESTMENT OBJECTIVE AND POLICIES                                       4
     .........................................................................
     PURCHASING SHARES                                                       6
     .........................................................................
     SHAREHOLDER ACCOUNTS                                                    7
     .........................................................................
     REDEEMING SHARES                                                        7
     .........................................................................
     EXCHANGE PRIVILEGE                                                      8
     .........................................................................
     NET ASSET VALUE                                                         9
     .........................................................................
     FUND EXPENSES                                                          10
     .........................................................................
     DIVIDENDS AND DISTRIBUTIONS                                            10
     .........................................................................
     TAXES                                                                  10
     .........................................................................
     MANAGEMENT OF THE FUND                                                 12
     .........................................................................
     PERFORMANCE INFORMATION                                                12
     .........................................................................
     GENERAL INFORMATION                                                    13
     .........................................................................
---------------------------------------------------------
Prospectus

                July 27, 1998, as supplemented December 15, 1998

INSTITUTIONAL CASH FUND
A SERIES OF CADRE INSTITUTIONAL
INVESTORS TRUST

905 Marconi Avenue
Ronkonkoma, New York 11779

    Institutional Cash Fund (the "Fund") is a series of Cadre Institutional Investors Trust (the "Trust"), a diversified, open-end management investment company. The Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. The investment objective of the Fund is high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and substantially the same investment policies as the Fund. The Portfolio invests exclusively in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. See "Investment Objective and Policies." Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio.

    Shares of the Fund are offered for sale on a no-load basis to states and municipalities, and their subdivisions and agencies, as well as to other institutional investors. No sales commissions or other charges are imposed upon the purchase or redemption of shares. The minimum initial investment in shares of the Fund is $1 million. Subsequent investments may be made in any amount. See "Purchasing Shares." Investors in the Fund must maintain a minimum share account balance of $1 million. Shares of the Fund are not insured by Ambac Assurance Corporation.

    An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Net Asset Value."

    This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated July 27, 1998, as supplemented December 15, 1998, which is incorporated herein by reference and is available without charge by writing to the Transfer Agent or by calling 1-800-221-4524.

                  Investors are advised to read this Prospectus
                      and retain it for future reference.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is July 27, 1998, as supplemented December 15, 1998

                               SUMMARY OF EXPENSES

    The following table is designed to assist prospective investors in understanding the various direct and indirect costs and expenses that a shareholder in the Fund will bear. It summarizes the estimated shareholder transaction and annual operating expenses of the Fund and the Portfolio in which the Fund it invests. The amounts set forth below under "Other Expenses," as well as the amounts in the example below, are based upon estimates of expenses for the current fiscal year.


SHAREHOLDER TRANSACTION EXPENSES

   Maximum Sales Load Imposed on Purchases...........................  None

   Maximum Sales Load Imposed on Reinvested Dividends................  None

   Deferred Sales Load...............................................  None

   Redemption Fee....................................................  None

   Exchange Fee......................................................  None


ANNUAL FUND OPERATING EXPENSES
                                                                 Net of Expense
(as a percentage of average net assets)                           Reimbursement


   Investment Advisory Fee...........................................  0.06%

   12b-1 Fees........................................................  None

   Other Expenses (after reimbursement)..............................  0.14%

   Total Fund Operating Expenses.....................................  0.20%

    The Investment Adviser has voluntarily agreed to waive its fees or absorb expenses to the extent necessary to assure that the ordinary operating expenses of the Fund do not exceed annually 0.20% of the Fund's average daily net assets. Absent this agreement, other estimated expenses and estimated total operating expenses annually would be 0.24% and 0.30%, respectively, of the Fund's average daily net assets. The Investment Adviser reserves the right to modify or terminate at any time its agreement to waive fees and absorb expenses upon prior written notice to the Fund.

                      EXAMPLE                                1 YEAR      3 YEARS
     ----------------------------------------               --------    --------
     You would pay the following expenses on a
       $1,000 investment, assuming (1) a 5% annual
       return and
       (2) redemption at the end of each time
       period:                                               $2.05       $6.44

    The example is based upon estimated Total Fund Operating Expenses, as set forth in the table above, after giving effect to the fee waiver and absorption of expenses by the Investment Adviser. Actual expenses and annual return may be greater or less than the amounts shown above. The example should not be considered a representation of past or future expenses.

    For a more complete description of costs and expenses, see "Management of the Fund."

                               SUITABLE INVESTORS

    The Fund is specifically designed for investors concerned about the safety of their investments and is a low-cost, professionally managed cash management vehicle for states, municipalities, and their subdivisions and agencies, including school and special purpose districts, and for other institutional investors. It offers investment diversification, administrative convenience and operating economies of scale to investors whose investment policies and guidelines are consistent with those of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek high current income, consistent with preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing all of its investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"). The Portfolio is a series of the Trust that has the same investment objective and substantially the same investment policies as the Fund and invests exclusively in short-term debt securities issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities") and repurchase agreements collateralized by Government Securities. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, and invests only in securities having remaining maturities of 397 days or less. As a money market fund, the Fund seeks to maintain a stable net asset value of $1.00 per share. No assurance can be given that the Fund will be able to achieve its investment objective or maintain a stable net asset value. See "Net Asset Value."

    Government Securities include obligations that are issued by the U.S. Treasury. These obligations, which include Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. government. Government Securities also include obligations issued by federal agencies and instrumentalities ("Agency Securities"). Certain Agency Securities, such as the Export-Import Bank of the United States, the General Services Administration, the Government National Mortgage Association, and the Small Business Administration, are backed by the full faith and credit of the U.S. government. Other Agency Securities, such as obligations of the Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association, are backed by the right of the issuer to borrow from the U.S. Treasury under certain circumstances or are backed by the credit of the agency or instrumentality issuing the obligation. These types of Agency Securities are not deemed direct obligations of the United States, and therefore involve more risk than obligations which are backed by the full faith and credit of the U.S. government. All securities purchased by the Portfolio, including repurchase agreements, must be of high quality and be determined by the Investment Adviser to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of the Trust.

    THE PORTFOLIO MAY INVEST IN CERTAIN VARIABLE AND FLOATING RATE SECURITIES, AS DESCRIBED BELOW, BUT DOES NOT INVEST IN ANY OTHER SECURITIES COMMONLY KNOWN AS DERIVATIVES.

    The Fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). No assurance can be given that the Fund will achieve its investment objective.

    Repurchase Agreements. A repurchase agreement involves the purchase of a security by the Portfolio with an agreement by the seller of the security to repurchase it from the Portfolio at a mutually agreed upon day and price, frequently the next business day. The resale price is in excess of the purchase price and reflects the rate of return earned by the Portfolio. The maturities of repurchase agreements entered into by the Portfolio normally do not exceed seven days. However, the Portfolio may enter into a repurchase agreement maturing in more than seven days provided that not more than 10% of its net assets would, as a result, be invested in repurchase agreements having maturities in excess of seven days and under which the Portfolio also does not have the right to repayment within seven days. Repurchase agreements will at all times be fully collateralized by their underlying securities ("collateral") in an amount at least equal to the purchase price plus accrued interest, marked to market daily. The collateral for repurchase agreements is held by the Trust's custodian (or a subcustodian) and is required to consist of Government Securities (without regard to the maturity of such obligations). If the seller defaults and the value of the collateral securing a repurchase agreement declines, the Fund may incur a loss. The Portfolio, however, enters into repurchase agreements only with banks or primary dealers designated as such by the Federal Reserve Bank of New York and which have been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established by the Board of Trustees of the Trust.

    Variable and Floating Rate Securities. Government Securities purchased by the Portfolio may include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated intervals or whenever there is a change in an established benchmark rate of interest, and, upon reset, the market value approximates par. These securities may also have a demand feature under which the Portfolio can demand repayment of principal on specified dates or after giving specified notice. The Portfolio only purchases variable and floating rate Government Securities that are eligible for purchase by money market funds under applicable regulations, and therefore does not purchase securities such as inverse floaters, range floaters, COFI floaters, capped floaters or dual index floaters. In determining the maturities of securities and calculating the dollar-weighted average portfolio maturity, variable rate Government Securities are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Floating rate Government Securities with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    When-Issued and Delayed Delivery Securities. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold with payment and delivery taking place as much as a month or more in the future. These transactions are used to secure an advantageous price and yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued basis is subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

    Borrowings. The Fund and the Portfolio do not borrow for purposes of making investments (a practice known as "leverage"). However, they each may borrow money from banks in an amount not exceeding one-third of the value of its total assets (calculated at the time of the borrowing) for temporary extraordinary or emergency purposes. The Fund and the Portfolio may pledge their assets to secure these borrowings. Additional investments will not be made by the Fund or the Portfolio while it has any borrowings outstanding.

    Investment Restrictions. The Fund and the Portfolio are subject to various additional restrictions on their investments. Certain of these restrictions are deemed fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's or the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

    Investment Characteristics. The Portfolio invests exclusively in obligations issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government, and repurchase agreements collateralized by such securities. Government Securities are of very high credit quality. Shares of the Fund and the Portfolio are not insured or guaranteed by the U.S. government or any government agency. The return on an investment in the Fund will increase or decrease in response to changes in short-term market interest rates. The market value of the Portfolio's investments will fluctuate, with investments increasing in value as interest rates fall and decreasing in value as interest rates rise. However, due to the method used by the Portfolio and the Fund in valuing their assets, it is expected but cannot be assured that the net asset value of shares of the Fund will be a stable $1.00 per share. See "Net Asset Value." Virtually all portfolio transactions for the Portfolio will be effected on a principal basis with issuers, underwriters or dealers serving as primary market-makers.

    Special Information Concerning Investment Structure. The Fund does not invest directly in securities. Instead, it invests all of its intestables assets in the Portfolio, which is a series of the Trust that has the same investment objective and substantially the same investment policies as the Fund. The Portfolio, in turn, purchases, holds and sells investments in accordance with that objective and those policies. The Trustees of the Trust believe that the per share expenses of the Fund (including its share of the Portfolio's expenses) will be less then or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund may withdraw its assets from the Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another pooled investment vehicle having the same investment objective and substantially the same investment policies as the Fund. In connection with the withdrawal of its interest in the Portfolio, the Fund could receive securities and other investments from the Portfolio instead of cash, which could cause the Fund to incur brokerage, tax and other charges.

    The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) at least 30 days before implementing any such changes. A change in the objective, policies or restrictions of the Portfolio may cause the Fund to withdraw its investment in the Portfolio. Alternatively, the policies of the Fund may be amended to conform to those of the Portfolio.

    Certain investment restrictions of the Portfolio may not be changed without the approval of investors in the Portfolio. These restrictions are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio, the Fund will hold a shareholder meeting and vote its shares of the Portfolio in the same manner as Shares of the Fund are voted on the matter. However, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    Shares of the Portfolio will be held by investors other than the Fund. These investors, which may include other series of the Trust, other mutual funds and other types of pooled investment vehicles, offer shares (or interests) to their investors which have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in each fund that invests in the Portfolio may differ. These differences in returns are also present in other fund structures. Information about other holders of shares of the Portfolio is available from the Transfer Agent.

                                PURCHASING SHARES

    Shares of the Fund are offered for sale, without sales charge, at the net asset value per share next determined after receipt and acceptance of a purchase order by Cadre Securities, Inc., as distributor of the Fund's shares (the "Distributor"), subject to timely receipt of federal funds as described below. Net asset value is computed as of 4:00 p.m. (Eastern time) on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"), except on days for which the Public Securities Association (the "PSA") recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. See "Net Asset Value." A minimum initial investment of $1 million is required (except in special circumstances as described in the Statement of Additional Information). Subsequent investments may be made in any amount. Although the Fund does not impose any charges in connection with purchases and redemptions of shares, banks and other financial intermediaries may impose charges for their services in connection with such transactions.

    Shares become entitled to receive dividends beginning on the day of purchase. For this reason, the Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank) on the day the purchase order is accepted. An order for the purchase of shares of the Fund is accepted (i) immediately upon receipt of federal funds by wire as described below or (ii) when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check). Shares will be issued at the net asset value next determined after acceptance of the purchase order and will be entitled to that day's dividend. The Fund reserves the right to reject any purchase order and to modify or suspend the continuous offering of its shares.

    In order to permit the Investment Adviser to manage the Portfolio most effectively, investors should place purchase orders as early in the day as possible by calling Cadre Financial Services, Inc., in its capacity as the Fund's transfer agent (the "Transfer Agent"), toll-free at 1-800-221-4524.

    Prior to making an initial investment by wire or check, an account number must be obtained by calling the Transfer Agent toll-free at 1-800-221-4524, or by mailing a completed registration form to:

                             Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

    In order to receive an account number by telephone, an investor must provide the name, address, and tax identification number of the account owner, the amount being wired or mailed as the initial investment, and the name of the wiring bank. Promptly after opening accounts by telephone, investors should mail an original completed registration form for each account opened to the Transfer Agent. Although share purchases can be made before a registration form is submitted, shares may not be redeemed until a completed registration form has been submitted.

    Purchases by Federal Funds. Shares may be purchased by wiring federal funds directly to the Fund in accordance with the instructions below. The Fund does not impose any transaction charges; however, wire charges may be imposed by the shareholder's transmitting bank. Shares will be issued at the net asset value next determined after receipt of an order to purchase shares and will be entitled to the dividend declared on the date the order is received if the Trust's custodian receives payment in federal funds in the amount of the purchase order not later than the close of the Federal Reserve wire on that day. If a purchase order is not received and accepted prior to 4:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, or if federal funds are not received by the close of the Federal Reserve wire, shares will not be issued or entitled to receive dividends until the next computation of net asset value following the receipt of the purchase order or of federal funds by the Trust's custodian.

    Additional purchases of shares can be made by calling the Transfer Agent toll-free at 1-800-221-4524, to place a purchase order and then wiring federal funds in the amount of the purchase.

    With respect to both initial and subsequent purchases of shares, the wiring bank should be instructed to wire federal funds to:

                                   US Bank, NA
                                 Minneapolis, MN
                                ABA#: 091 000 022
                                   CR: CIIT IC
                             Account #: 104755879103
                      FUR CR: ______________ ______________
                              Name              Acct #

    Purchases by Check. Shares may be purchased by check in accordance with the instructions below. Shares will be issued on the next Business Day after receipt of a check at the net asset value determined on such day. Shareholders will become entitled to dividends when a check is credited to the shareholder's account in the form of federal funds (generally one Business Day after receipt of a check).

    Checks for both initial and subsequent purchases of shares should indicate the account name and number and be made payable to Institutional Cash Fund and sent by mail to the Transfer Agent at:

                             Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                              SHAREHOLDER ACCOUNTS

    The Trust does not issue certificates for shares of the Fund. Instead, one or more accounts are maintained for each shareholder reflecting full and fractional shares of the Fund the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances.

    Sub-Account Services. Special sub-accounting procedures are available for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Sub-accounts can be established at any time by calling the Transfer Agent. Please call toll-free at 1-800-221-4524 for further information and appropriate forms. Investors who have established sub-accounts will receive periodic confirmations and statements of holdings and transactions.

    Minimum Account Balance. In order to avoid costs associated with small accounts, the Fund requires a minimum account balance of $1 million. Accounts with balances of less than that amount as a result of one or more redemptions of shares are subject to redemption at the option of the Fund. However, a shareholder will first be sent written notice of the Fund's intention and given 60 days to purchase additional shares to increase the account balance.

                                REDEEMING SHARES

    Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value next computed after the receipt of a redemption request in proper form. Redemptions may be made by telephone or mail as described below. Redemption proceeds will be paid by federal funds wire to one or more of the bank accounts that have been predesignated by the shareholder, normally on the day the redemption request is received. If a redemption request is not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, it will be processed on the following Business Day. Shares are not entitled to receive dividends declared on the day the shares are redeemed. See "Dividends and Distributions." In the case of complete redemption of all shares in an account, the redemption payment will include the amount of all dividends declared for the month-to-date on shares held in the account. Except in unusual circumstances described in the Statement of Additional Information, the Fund will not suspend the right of redemption or postpone the payment of redemption proceeds for more than seven days; however, if shares have recently been purchased by check (including, in each case, certified checks and cashiers checks), the payment of redemption proceeds will be delayed until the purchase check has cleared (the time varies from state to state) which may take up to 15 days. For this reason, shareholders who anticipate the need for immediate access to their investments should purchase shares with federal funds.

    A completed registration form must be on file with the Transfer Agent in order to redeem shares. See "Purchasing Shares." Shareholders will be asked to designate a primary recipient bank account on their registration form. The primary recipient account may be changed at any time, and any number of secondary recipient bank accounts can be added, provided proper written instructions are on file. Please call the Transfer Agent to receive additional information and appropriate forms.

    In order to permit the Investment Adviser to manage the Fund most effectively, investors should place telephone redemption requests as early in the day as possible by calling the Transfer Agent toll-free at 1-800- 221-4524.

    Telephone Redemption Procedures. A request to redeem shares may be placed by calling the Transfer Agent at 1-800-221-4524. The shareholder will be asked to provide the account name and number, and the amount of the redemption. Proceeds of the redemption will be sent to the primary recipient bank account designated by the shareholder unless the shareholder requests that payment be made to a predesignated secondary recipient bank account. Proceeds will be sent by Federal Reserve wire, normally on the day the redemption request is received. Redemption requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be processed the following Business Day.

    The Transfer Agent employs reasonable procedures to confirm that telephone redemption instructions are genuine such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification or other information prior to effecting a telephone redemption. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone instructions. A REDEMPTION BY TELEPHONE MAY BE MADE ONLY IF THE TELEPHONE REDEMPTION PRIVILEGE HAS BEEN SELECTED ON THE REGISTRATION FORM, OR WRITTEN INSTRUCTIONS HAVE BEEN FILED WITH THE TRANSFER AGENT.

    During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such an event a shareholder should send a written redemption request by overnight delivery to the Transfer Agent and follow the procedures for written redemption requests described below.

    Written Redemption Requests. Shares of the Fund may be redeemed by written redemption request. A written redemption request must be signed by each of the persons who the shareholder has specified as required to sign such requests. The request must include the complete account name and address, the amount of the redemption, and the predesignated primary or secondary recipient bank account to which the proceeds of the redemption are to be sent. The signature of each person signing the request must be guaranteed by an eligible guarantor institution. Organizations that may qualify as eligible guarantor institutions include banks, brokers, dealers, national securities exchanges, clearing agencies, credit unions, and savings associations. The Transfer Agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

    Written redemption requests should be sent to:

                             Institutional Cash Fund
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                               EXCHANGE PRIVILEGE

    Shareholders may exchange shares of the Fund for shares of Liquid Asset Fund (another series of the Trust) based upon the relative net asset values per share of the funds at the time the exchange is effected. No sales charge or other fee is imposed in connection with exchanges. Before requesting an exchange, shareholders should obtain and read the prospectus of the fund whose shares will be acquired in the exchange. Prospectuses can be obtained by calling the Transfer Agent at 1-800-221-4524.

    All exchanges into Liquid Asset Fund are subject to any then applicable minimum initial investment requirements of that fund. In addition, an exchange is permitted only between accounts that have identical registrations. Shares of Liquid Asset Fund may be acquired in an exchange only if the shares are currently being offered and are legally available for sale in the state of the shareholder's residence.

    An exchange involves the redemption of shares of the Fund and the purchase of shares of another fund. Shares of the Fund will be redeemed at the net asset value per share of the Fund next computed after receipt of an exchange request in proper form. See "Net Asset Value." Shares of the fund being acquired in the exchange will be purchased when the proceeds of the redemption become available (normally, on the day the exchange request is received) at the net asset value of those shares then in effect. See "Redeeming Shares." The acquired shares will be entitled to receive dividends in accordance with the policies of the applicable fund.

    The exchange privilege may be modified or terminated at any time. However, 60 days' prior notification of any modification or termination will be given to shareholders.

    Telephone Exchange Procedures. A request to exchange shares may be placed by calling the Transfer Agent at 1-800-221-4524. Telephone exchange requests that are not received prior to 2:00 p.m. (Eastern time), or as of the closing time of the U.S. government securities markets on days when the PSA recommends an early closing of such markets, will be proceeds the following Business Day. A written confirmation of the exchange transaction will be sent to the shareholder. As in the case of telephone redemption requests, the Transfer Agent employs reasonable procedures to confirm that telephone exchange instructions are genuine. To the extent such procedures are used, neither the Trust or the Fund, nor the Investment Adviser or any of its affiliates, will be liable for a loss due to fraudulent or unauthorized telephone exchange instructions. An exchange by telephone may be made only if the telephone exchange privilege has been selected on the account application, or written instructions have been filed with the Transfer Agent.

    During periods of severe market or economic conditions, it may be difficult to contact the Transfer Agent by telephone. In such event, a shareholder should send a written exchange request by overnight delivery to the Transfer Agent and follow the procedures for written exchange requests described below.

    Written Exchange Procedures. Requests to exchange shares may be submitted in writing. Each written exchange request should specify the complete account name and number of the shareholder's account with the Fund and the amount to be exchanged. The request must be signed by each of the persons who the shareholder has specified as required to sign redemption requests. The signature of each person signing the exchange request must be guaranteed by an eligible guarantor institution. Written exchange requests should be sent to the Transfer Agent at the address indicated above under "Redeeming Shares--Written Redemption Requests."

                                 NET ASSET VALUE

    The Fund's share price, or net asset value per share, is calculated as of 4:00 p.m. (Eastern time) each Business Day, except on days for which the PSA recommends an early closing of the U.S. government securities markets when the net asset value will be computed as of such earlier closing time. Net asset value per share is determined by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the total value of the Fund's investments and other assets (including the Fund's interest in the Portfolio) and dividing the result by the total number of outstanding shares of the Fund.

    For purposes of calculating net asset value per share, securities held by the Portfolio are valued using the "amortized cost" method of valuation. This method involves valuing each investment at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. Use of this valuation method permits the maintenance of the Fund's net asset value at $1.00 per share. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

    In using this method, the Trust has adopted certain procedures and adheres to various investment limitations as required by Rule 2a-7 under the Investment Company Act. These procedures, among other things, require the Investment Adviser to monitor the deviation between net asset value determined by using available market quotations or market equivalents and net asset value determined by using amortized cost.

                                  FUND EXPENSES

    The Fund's expenses are deducted from total income before dividends are paid. The Fund bears all expenses of its operations other than those expressly assumed by the Investment Adviser. Expenses borne by the Fund, which include its proportionate share of the fees and expenses of the Portfolio, include, but are not limited to: investment advisory, administration and transfer agent fees; the fees and expenses of the Trust's independent auditors, legal counsel and custodian; taxes; brokerage fees and commissions; interest; costs incident to meetings of Trustees and shareholders, printing and mailing prospectuses and reports to shareholders, and the filing of reports with regulatory bodies and the maintenance of the Trust's legal existence; federal and state registration fees; the fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or one of its affiliates; and any extraordinary expenses of a non-recurring nature.

    As discussed under "Summary of Expenses," the Investment Adviser has voluntarily undertaken to waive its fees or to absorb expenses of the Fund as may be necessary to limit total ordinary operating expenses of the Fund to a specified percentage of the Fund's average daily net assets. The Investment Adviser may modify or terminate this undertaking at any time upon prior written notice to the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

    Dividends are declared and accrued daily on each Business Day based upon the Fund's net investment income, including any net realized short-term capital gains, and are paid monthly. Distributions of net realized long-term capital gains, if any, are declared and paid annually at the end of the Fund's fiscal year in which they have been earned. All dividends and other distributions are automatically reinvested in full and fractional shares of the Fund at net asset value unless otherwise requested by the shareholder. A shareholder can request that dividends and other distributions be paid by wire transfer to a predesignated bank account by sending a written request to the Transfer Agent. Any such request must be received by the Transfer Agent at least five Business Days prior to a payment date in order to be effective on such date.

    Dividends are payable to all shareholders of record as of the time of declaration. Shareholders will begin receiving dividends on shares the day the shares are purchased, but will not be entitled to receive dividends declared the day shares are redeemed. Shares purchased through dividend reinvestment will begin earning dividends the day after they are credited to the shareholder's account.

    The Fund does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually. In addition, in order to satisfy certain distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                                      TAXES

    Taxation of the Fund. The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Certain federal income and excise taxes would be imposed on the Fund if it failed to make certain required distributions of income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. If the Fund should fail to qualify as a "regulated investment company," it would be subject to regular federal income tax on its taxable income. The Fund intends to carry on its operations so that it will continue to qualify as a regulated investment company.

    Federal Taxation of Shareholders. Dividend distributions, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Although the Fund does not expect to distribute any long-term capital gains, investors will also be subject to tax on any capital gains distributions they receive. Since the Fund does not expect to earn dividend income, dividends and other distributions from the Fund will generally not qualify for the dividends-received deduction available to corporate investors. In January of each year, the Fund sends each shareholder a statement showing the tax status of distributions for the past calendar year.

    Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential government function accruing to a state or any political subdivision thereof. Shareholders are urged to consult their own tax advisors to determine any limitations on the applicability of Section 115(1) to earnings from their investment in the Fund. A portion of the earnings derived from funds which are subject to the arbitrage limitations or rebate requirements of the Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.

    The redemption of shares of the Fund is a taxable event, and may result in a capital gain or loss. However, because the Fund seeks to maintain a stable net asset value of $1.00 per share for both purchases and redemptions, it is generally expected that shareholders will not ordinarily realize any capital gain or loss upon redemptions of shares.

    The Fund is required to withhold 31% of all taxable distributions and redemption proceeds paid to shareholders who either have not complied with IRS taxpayer identification regulations or are otherwise subject to backup withholding. Shareholders are asked to certify on their registration forms that their taxpayer identification numbers are correct and that they are not subject to backup withholding. Failure to so certify will result in backup withholding.

    State and Local Taxes. Investors may be subject to state and local taxes on their investment. For example, dividends and other distributions made by the Fund and received by an investor may be subject to state and local taxes. Although shareholders of the Fund do not directly receive interest on Government Securities held by the Fund, certain states and localities may allow the character of the Fund's income to pass through to shareholders. If so, the portion of dividends paid by the Fund that is derived from interest on certain Government Securities may be exempt from state and local taxes. Applicable rules vary from state to state, and interest on certain Agency Securities may not qualify for exemption from income tax in some states. The United States Supreme Court has ruled that income from certain types of repurchase agreements involving Government Securities does not constitute interest on Government Securities for this purpose. However, it is not clear whether the Court's holding extends to all types of repurchase agreements involving Government Securities in which the Fund may invest. Any exemption from state and local income taxes does not preclude states from assessing other taxes (such as intangible property taxes) on the ownership of Government Securities.

    The tax discussion set forth above regarding federal and state income taxation is included for general information only. Prospective investors should consult their own tax advisors concerning the federal and state tax consequences of an investment in the Fund.

                             MANAGEMENT OF THE FUND

    The Board of Trustees of the Trust is responsible for supervising the operations and affairs of the Trust, the Fund and the Portfolio. The Trust's officers, who are all officers or employees of the Investment Adviser, are responsible for the daily management and administration of the Fund's operations.

    Investment Adviser. The Investment Adviser, Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

    As of October 23, 1998, the Investment Adviser provided investment management services to 24 investment accounts and had aggregate assets under management in excess of $3 billion. In addition, through its subsidiaries, Ambac manages its own investment portfolios of approximately $5 billion.

    Subject to overall supervision by the Board of Trustees, the Investment Adviser is responsible for managing the assets of the Portfolio in accordance with the its investment objective and policies. The Investment Adviser formulates a continuing investment program and makes all decisions regarding securities to be purchased or sold for the Portfolio. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio and furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Portfolio pays the Investment Adviser a monthly fee computed at the annual rate of 0.06% of the Portfolio's net assets.

    Administrator. The Investment Adviser also provides administration services to the Fund pursuant to a separate Administration Agreement. The administrative services provided include, but are not limited to: overseeing the preparation and maintenance of all documents and records required to be maintained by the Trust; preparing and updating required regulatory filings, prospectuses and shareholder reports; providing, at its own expense, the services of its personnel to serve as officers of the Trust; and preparing and disseminating material for meetings of the Board of Trustees. For these services, the Fund pays the Investment Adviser a monthly fee calculated at an annual rate of 0.10% of the Fund's average daily net assets on the first $250 million of average daily net assets of the Fund, 0.075% on the next $750 million of average daily net assets of the Fund and 0.05% on average daily net assets of the Trust in excess of $1 billion. The Investment Adviser also provides the Trust with fund accounting services for which it is not paid any additional compensation.

                             PERFORMANCE INFORMATION

    The Fund may publish its "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield refers to the income generated by an investment in the Fund over a seven-day period; the income is then annualized. In annualizing income, the amount of income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated in the same manner, but when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. All quotations of investment performance are based upon historical investment results and are not intended to predict future performance.

    In addition, comparative performance information may be used from time to time in advertisements, sales literature and shareholder reports. This information may include data, ratings and rankings from Lipper Analytical Services, Inc., IBC Financial Data Money Fund Report, The Bank Rate Monitor, Morningstar and other industry publications, business periodicals and services. Comparisons to recognized market indices and to the returns on specific money market securities or types of securities or investments may also be used. The Fund may disseminate yields for periods longer than seven days, and may report its total return. The "total return" of the Fund refers to the average annual compounded rate of return over a specified period (as stated in the advertisement) that would equate an initial amount invested at the beginning of the period to the end of period redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                               GENERAL INFORMATION

    Description of Shares. The Trust is a Delaware business trust organized pursuant to a Certificate of Trust dated June 27, 1995, as amended, and is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. As of the date of this Prospectus, the Trust has nine authorized series of its shares, each representing interests in a separate investment portfolio. One of those series represents interests in the Fund. The Board of Trustees has the power to establish additional series of shares, representing interests in separate investment portfolios and, subject to applicable laws and regulations, to issue two or more classes of shares of each series. Shares are fully paid and non-assessable, and have no preemptive or conversion rights.

    Generally, shareholders of the Fund, together with shareholders of each other series of the Trust, are entitled to vote on the election of Trustees and the ratification of the Trust's independent auditors when those matters are voted upon at a meeting of shareholders. On other matters affecting the Fund on which shareholders are entitled to vote, shares of the Fund will generally be voted as a separate class from other series. Each share of the Fund (and fractional share) is entitled to one vote (or fraction thereof), except that where shares of more than one series vote together, each share (and fractional share) is entitled to that number of votes which equals the net asset value of such share (or fraction thereof). All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

    Under Delaware law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the shareholder's investment. However, the Declaration of Trust disclaims liability of shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust.

The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

    Annual meetings of shareholders will not be held except as required by the Investment Company Act or other applicable law. A meeting will be held on the removal of a Trustee or Trustees of the Trust if requested in writing by holders of not less than 10% of the outstanding shares of the Trust.

    Transfer Agent. The Investment Adviser serves as the Trust's transfer agent, shareholder servicing agent and dividend disbursing agent. Shareholders of the Fund should call 1-800-221-4524 with their questions regarding transactions in shares of the Fund and share account balances.

    Custodian. U.S. Bank Trust National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust, and in that capacity maintains custody of all securities and cash assets of the Fund and the Portfolio. The custodian is authorized to hold the Portfolio's investments in securities depositories and to use subcustodians approved by the Trust.

    Distributor. Cadre Securities, Inc., 905 Marconi Avenue, Ronkonkoma, New York, 11779, serves as distributor of the Fund's shares. The Distributor may, from time to time, enter into selling agreements with dealers or other financial institutions, and in accordance therewith, pay to such dealers or institutions, in connection with sales or the distribution of shares of the Fund, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid by the Fund and will not be a Fund expense.

    Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

    Shareholder Reports. The Trust sends shareholders annual and semi-annual reports without charge. These reports include further information regarding the Fund's performance. The financial statements of the Fund appearing in the Trust's annual reports will be audited by KPMG Peat Marwick LLP, the Trust's independent auditors.

    Shareholder Inquiries. For questions concerning shareholder accounts, dividends and share purchase and redemption procedures, contact the Transfer Agent toll free at 1-800-221-4524 or at 905 Marconi Avenue, Ronkonkoma, New York 11779.

                        INVESTMENT ADVISER, ADMINISTRATOR
                               AND TRANSFER AGENT
                         Cadre Financial Services, Inc.
                               905 Marconi Avenue,
                           Ronkonkoma, New York 11779

                                   DISTRIBUTOR
                             Cadre Securities, Inc.
                               905 Marconi Avenue
                           Ronkonkoma, New York 11779

                                    CUSTODIAN
                         U.S. Bank National Association
                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                                 345 Park Avenue
                            New York, New York 10154

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

Investors are advised to read this Prospectus and retain it for future reference.

NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OR AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.



                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                            INSTITUTIONAL CASH FUND
                A SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST
       ........................................................................
       SUMMARY OF EXPENSES                                                    2
       ........................................................................
       FINANCIAL HIGHLIGHTS                                                   3
       ........................................................................
       SUITABLE INVESTORS                                                     3
       ........................................................................
       INVESTMENT OBJECTIVE AND POLICIES                                      4
       ........................................................................
       PURCHASING SHARES                                                      6
       ........................................................................
       SHAREHOLDER ACCOUNTS                                                   7
       ........................................................................
       REDEEMING SHARES                                                       7
       ........................................................................
       EXCHANGE PRIVILEGE                                                     7
       ........................................................................
       NET ASSET VALUE                                                        9
       ........................................................................
       FUND EXPENSES                                                         10
       ........................................................................
       DIVIDENDS AND DISTRIBUTIONS                                           10
       ........................................................................
       TAXES                                                                 10
       ........................................................................
       MANAGEMENT OF THE FUND                                                12
       ........................................................................
       PERFORMANCE INFORMATION                                               12
       ........................................................................
       GENERAL INFORMATION                                                   13
       ........................................................................
--------------------------------------------------------------------------------
Prospectus

                July 27, 1998, as supplemented December 15, 1998

INSTITUTIONAL CASH FUND
LIQUID ASSET FUND
 (SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST)

905 Marconi Avenue
Ronkonkoma, New York
11779-7255

STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 1998, AS SUPPLEMENTED DECEMBER 15, 1998

    Cadre Institutional Investors Trust (the "Trust") is a diversified, open-end, management investment company. Institutional Cash Fund ("Institutional Fund") and Liquid Asset Fund ("Liquid Asset Fund") (each, a "Fund") are separate series of the Trust. The Funds are money market funds which seek to maintain stable net asset values of $1.00 per share. The Funds seek high current income, consistent with preservation of capital and maintenance of liquidity. See "Investment Policies and Practices." The Funds pursue their investment objectives by investing all of their investable assets in the U.S. Government Money Market Portfolio (the "Government Money Market Portfolio"), a separate series of the Trust that has the same investment objective and substantially the same investment policies as the Funds. Cadre Financial Services, Inc. (the "Investment Adviser") serves as the investment adviser of the Portfolio. See "Investment Advisory Arrangements."

    Shares of the Funds are offered for sale on a no-load basis. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial investment in the Funds is required, except in the case of Institutional Fund which has a minimum initial investment requirement of $1 million. See "Purchasing Shares." Shares of the Funds are not insured by Ambac Assurance Corporation.

AN INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "DETERMINATION OF NET ASSET VALUE."

Information about the Funds is set forth in the Prospectuses of the Funds dated July 27, 1998, as supplemented December 15, 1998 (the "Prospectuses"), which provide the basic information you should know before investing. The Prospectuses may be obtained without charge by writing to the Transfer Agent or by calling 1-800-221-4524. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectuses of the Funds. It is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and should be read in conjunction with the Funds' Prospectuses.

                                TABLE OF CONTENTS

                                                             PAGE

                INVESTMENT POLICIES AND PRACTICES ..........  2

                INVESTMENT RESTRICTIONS ....................  6

                PORTFOLIO TRANSACTIONS AND BROKERAGE .......  7

                PURCHASING SHARES ..........................  8

                SHAREHOLDER ACCOUNTS .......................  9

                REDEEMING SHARES ...........................  9

                EXCHANGE PRIVILEGE .........................  9

                DETERMINATION OF NET ASSET VALUE ........... 10

                TAXES ...................................... 10

                INVESTMENT ADVISORY AND OTHER SERVICES ..... 11

                TRUSTEES AND OFFICERS ...................... 12

                EXPENSES ................................... 14

                PERFORMANCE INFORMATION .................... 15

                GENERAL INFORMATION ........................ 16


                            INVESTMENT POLICIES AND PRACTICES

    Institutional Fund and Liquid Asset Fund (collectively, the "Funds") pursue their objectives by investing all of their investable assets in the U.S. Government Money Market Portfolio (the "Portfolio"), a separate series of the Trust that has the same investment objective and substantially the same investment policies as the Funds. The Portfolio has elected to be treated as a diversified investment company. The sections below provide additional information regarding the types of investments that may be made by the Portfolio and the investment practices in which the Portfolio may engage. The investment objectives and general investment policies of the Funds and the Portfolio are described in the Funds' Prospectuses.

    Each of the Funds may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust (the "Board of Trustees") determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, a Fund's assets would either be invested in another investment fund having the same investment objective and substantially the same investment policies as the Fund or be directly invested in securities in accordance with the investment policies described below with respect to the Portfolio. The approval of the investors in the Portfolio would not be required to change the Portfolio's investment objective or, except as otherwise stated in the Prospectuses or this Statement of Additional Information, any of the Portfolio's investment policies or restrictions.

    Treasury, Government and Agency Securities. The Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"). These securities include obligations issued by the U.S. Treasury ("Treasury Securities"), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("Agency Securities"). As described in the Prospectuses, Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the governmental issuer. Certain issuers of Agency Securities have the right to borrow from the U.S. Treasury, subject to certain conditions. Government Securities purchased by the Portfolio may include variable and floating rate securities, which are described in the Prospectuses.

    Repurchase Agreements. As discussed in the Prospectuses, the Portfolio may enter into repurchase agreements. A repurchase agreement, which may be viewed as a type of secured lending by the Portfolio, involves the acquisition by the Portfolio of a security from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities that are purchased by the Portfolio through repurchase agreements are not subject to any limitation as to maturity. The Portfolio may enter into repurchase agreements maturing in more than seven days. However, the Portfolio may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would be invested in repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less.

    Because repurchase agreements involve certain risks not associated with direct investment in securities, the Trust follows procedures designed to minimize these risks. These procedures include requirements that the Investment Adviser effect repurchase transactions only with banks or primary dealers designated as such by the Federal Reserve Bank of New York, and that the bank or dealer has been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established and monitored by the Board of Trustees. In addition, the collateral underlying a repurchase agreement is required to be held by the Trust's custodian (or a subcustodian) in a segregated account on behalf of the respective Portfolio. The collateral is marked to market daily and required to be maintained in an amount at least equal to the repurchase price plus accrued interest. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate the collateral. However, the exercise of the Trust's right to liquidate collateral could involve certain costs or delays and, to the extent that the proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Portfolio will suffer a loss.

    When-Issued and Delayed Delivery Securities. As noted in the Prospectuses, the Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. These transactions arise when the Portfolio purchases or sells a security, with payment and delivery taking place in the future beyond the normal settlement period. A transaction of this type will be effected in order to secure for the Portfolio an attractive price or yield at the time of entering into the transaction. When purchasing securities on a when-issued or delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains fully invested at a time during which when-issued or delayed delivery purchases are outstanding, such purchases will result in a form of leverage. When the Portfolio enters into purchase transactions of this type, the Trust's custodian maintains, in a segregated account for the Portfolio, cash and debt obligations held by the Portfolio and having a value equal to or greater than the Portfolio's purchase commitments. When the Portfolio has sold a security on a when-issued or delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the counterparty fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. When the Portfolio enters into a sales transaction of this type, the Trust's custodian segregates the securities sold on a delayed delivery basis to cover the Portfolio's settlement obligations.

    Investment Characteristics. In managing the Portfolio, the Investment Adviser attempts to balance the Portfolio's goal of seeking high income with its goal of seeking to preserve capital. For this reason, the Portfolio does not necessarily invest in securities offering the highest available yields. The maturities of the securities purchased by the Portfolio and the Portfolio's average portfolio maturity will vary from time to time as the Investment Adviser deems consistent with the Portfolio's investment objective, which is the same as the investment objective of the Funds investing in the Portfolio, and the Investment Adviser's assessment of risks, subject to applicable limitations on the maturities of investments and dollar-weighted average portfolio maturity.

    When market rates of interest increase, the market value of debt obligations held by the Portfolio will decline. Conversely, when market rates of interest decrease, the market value of obligations held by the Portfolio will increase. Debt obligations having longer maturities generally pay higher rates of interest, but the market values of longer term obligations can be expected to be subject to greater fluctuations from general changes in interest rates than shorter term obligations. These changes will cause fluctuations in the amount of daily dividends of a Fund and, in extreme cases, changes in interest rates could cause the net asset value per share of a Fund to decline. See "Determination of Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity, or a Fund or the Portfolio may have to borrow money and incur interest expense. The Investment Adviser seeks to manage investment risk by purchasing and selling investments for the Portfolio consistent with its best judgment and expectations regarding anticipated changes in interest rates. However, there can be no assurance that the Funds or the Portfolio will achieve their investment objectives.

                             INVESTMENT RESTRICTIONS

    The Funds and the Portfolio are subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of a Fund's or the Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund or the Portfolio for this purpose means the lesser of (i) 67% of the shares of that Fund or the Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Whenever there is a vote on a change in the fundamental restrictions of the Portfolio or in a policy of the Portfolio which cannot be changed without a shareholder vote, the Trust will hold meetings of shareholders of the Funds that invest in the Portfolio and will vote each Fund's shares of the Portfolio as instructed by shareholders of that Fund. Each Fund's shares of the Portfolio will be voted for and against the proposed change in the same proportion as shares of that Fund are voted. As to shares of a Fund that are not voted by shareholders, the Fund will vote those shares in the same proportion as shares of that Fund's shareholders who give voting instructions are voted. Thus, shareholders of the Funds who do not vote will have no effect on the outcome of matters being voted upon by the Funds as investors in the Portfolio. As fundamental investment restrictions, the Funds and the Portfolio may not:

    (1) Purchase a security, other than a Government Security, if as a result of such purchase, more than 5% of the value of the Fund's or Portfolio's assets would be invested in the securities of any one issuer, or the Fund or Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer; provided that each Fund may invest all of its investable assets in another investment portfolio of the Trust or another fund that has the same investment objective and substantially the same investment policies as that Fund. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

    (2) Purchase a security, other than a Government Security, if as a result of such purchase 25% or more of the value of the Fund's or Portfolio's total assets would be invested in the securities of issuers engaged in any one industry; provided that each Fund may invest all of its investable assets in another investment portfolio of the Trust or another fund that has the same investment objective and substantially the same investment policies as that Fund.

    (3) Issue senior securities as defined by the Investment Company Act of 1940, as amended (the "1940 Act") or borrow money, except that the Funds and the Portfolio may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to one-third of the value of their respective total assets (calculated at the time of the borrowing). Neither of the Funds nor the Portfolio may make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit a Fund or the Portfolio from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

    (4) Purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Funds and the Portfolio, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers engaged in real estate activities and may purchase and sell securities secured by real estate or interests therein.

    (5) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, a Fund or the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

    (6) Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements.

    (7) Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

    (8) Pledge, hypothecate, mortgage or otherwise encumber a Fund's or the Portfolio's assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

    The Funds and the Portfolio have the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees, without a vote of shareholders. Under these restrictions, neither of the Funds nor the Portfolio may:

    (1) Make investments for the purpose of exercising control or management of another company.

    (2) Participate on a joint or joint and several basis in any trading account in securities.

    (3) Purchase any illiquid securities, except that they may invest in repurchase agreements maturing in more than seven days provided that a Fund or a Portfolio may not enter into such a repurchase agreement if more than 10% of the value of its net assets would, as a result, be invested in repurchase agreements under which the Fund or the Portfolio does not have the right to obtain repayment in seven days or less.

    (4) Invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

    (5)  Invest in warrants or rights.

    (6) Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except insofar as each Fund may invest all of its investable assets in another portfolio of the Trust or another fund which has the same investment objective and substantially the same investment policies as that Fund.

    Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this Statement of Additional Information, and those set forth in the Prospectuses, apply immediately after purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by the Portfolio or a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Portfolio and for the selection of dealers to effect those transactions. Purchases of securities for the Portfolio will be made from issuers, underwriters and dealers. Sales of securities will be made to dealers and issuers. The Portfolio does not normally incur brokerage commissions on transactions in the types of securities in which they invest. These transactions are generally traded on a "net" basis, with dealers acting as principal in such transactions. However, the price at which securities are purchased from and sold to dealers will usually include a spread which represents a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter (an underwriting concession).

    In placing orders for the purchase and sale of investments for the Portfolio, the Investment Adviser gives primary consideration to the ability of dealers to provide the most favorable prices and efficient executions on transactions. If such price and execution are obtainable from more than one dealer, transactions may be placed with dealers who also furnish research services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. These research services may be of benefit to the Investment Adviser or its affiliates in the management of accounts of other clients, or the accounts of the Investment Adviser and its affiliated companies, and may not in all cases benefit the Funds or the Portfolio. While such services are useful and important in supplementing the Investment Adviser's own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

    The Investment Adviser serves as the investment adviser to other clients, including other series of the Trust, other investment funds and companies, and follows a policy of allocating investment opportunities and purchase and sale transactions equitably among its clients. In making such allocations, the primary factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, and the availability of cash for investment. This procedure may have an adverse effect on a client, including the Portfolio, in a particular transaction, but is expected to benefit all clients on a general basis.

    The Investment Adviser and its affiliates may invest in the same securities that are purchased for its clients. This at times may adversely affect the prices that can be obtained in transactions for the Portfolio or the availability of securities for purchase by the Portfolio. In the case of simultaneous orders to purchase or sell the same securities being handled by the Investment Adviser and involving a client account and the account of the Investment Adviser or one of its affiliates, client orders will be given preference so that client transactions will not be adversely affected by transactions being placed by the Investment Adviser for its own account or for the accounts of its affiliates. Investments made on behalf of the Investment Adviser or its affiliates are effected in transactions which are separate from any transactions for the accounts of clients in the same securities.

                                PURCHASING SHARES

    As described under "Purchasing Shares" in the Prospectuses, shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by Cadre Securities, Inc., as distributor of the Funds' shares (the "Distributor"). The minimum initial investment in Institutional Fund is $1 million. However, this minimum may be waived by the Distributor when such waiver is deemed appropriate based on the expected investments of an investor in Institutional Fund and other relevant factors. Net asset value is computed once daily for each Fund, on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open (each, a "Business Day"). See "Determination of Net Asset Value." The following shows the calculation of the offering price of shares of the Funds as of October 31, 1997:

                             NET ASSETS   SHARES OUTSTANDING    OFFERING PRICE
                             ----------   ------------------    --------------
Institutional Cash Fund          N/A              N/A                N/A
Liquid Asset Fund            $138,660,616     138,660,882           $1.00

    Purchases by Check. Shares of the Funds may be purchased by check as described in the Prospectuses. If a check to purchase shares does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Funds or the Distributor as a result of the redemption or non-clearance.

    Distribution Agreement. The Distributor serves as the exclusive distributor of shares of the Funds pursuant to an amended and restated distribution agreement with the Trust dated as of June 17, 1998 (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Funds are available for purchase from the Distributor and from organizations which have entered into selling agreements. The Distributor may, from time to time, pay to such dealers and institutions, in connection with sales or the distribution of shares of the Funds, material cash compensation. Such compensation and incentives are not paid by either of the Funds and will not be an expense of the Funds.

    The Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of the Investment Adviser or the Distributor, as defined by the 1940 Act (the "Independent Trustees"), approved the Distribution Agreement at a meeting held in person on June 17, 1998. The Distribution Agreement will remain in effect for an initial term of two years from the date of its execution and may be continued in effect from year to year thereafter if approved annually by the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days written notice and terminates automatically in the event of an "assignment" as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Funds, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.

    The Distributor is a wholly-owned subsidiary of Ambac Capital Corporation, which in turn is a wholly-owned subsidiary of Ambac Financial Group, Inc. The Distributor's address is 905 Marconi Avenue, Ronkonkoma, New York 11779.

                              SHAREHOLDER ACCOUNTS

    Cadre Financial Services, Inc., in its capacity as transfer agent for the Funds (the "Transfer Agent"), maintains one or more accounts for each shareholder reflecting the amount of full and fractional shares of the Funds the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances. The Trust does not issue certificates for shares of the Funds.

    Sub-Account Services. Special procedures have been designed for investors wishing to open multiple accounts to meet requirements regarding the commingling of funds or for accounting convenience. Individual sub-accounts may be opened at any time by written advice or by filing forms supplied by the Transfer Agent. Procedures are available to identify sub-accounts by name and number.

    When sub-accounts have been established, the Transfer Agent provides written confirmations of transactions in sub-accounts. The Transfer Agent also provides monthly statements setting forth the share balance of and the dividends and other distributions paid to each sub-account for the current month, as well as for the year-to-date. Further information on this service is available from the Transfer Agent.

    Minimum Account Balance. Under the Declaration of Trust, the Trust has the right to redeem all shares of a Fund held by a shareholder if as a result of one or more redemptions the aggregate value of shares held in the shareholder's account is less than $1 million or such lesser dollar amount as may be specified by the Trustees, which lesser amount may be no greater than the then applicable minimum initial investment amount in the Fund. There is currently no minimum account balance required for Liquid Asset Fund. As described in the Prospectus of Institutional Fund, the Trust may effect a redemption of shares of that Fund if, as a result of one or more redemptions, the balance of an account in that Fund is less than $1 million. Accounts in Liquid Asset Fund are not presently subject to this redemption procedure because that Fund does not presently impose a minimum initial investment requirement. However, an inactive account in the Liquid Asset Fund with no balance for a period of six months may be closed at the discretion of the Trust. The applicable procedures are described in the Prospectuses. The Trust is under no obligation to compel the redemption of any account.

                                REDEEMING SHARES

    Redemption proceeds are normally paid as described in the Prospectuses. However, the payment of redemption proceeds by the Funds or the Portfolio may be postponed for more than seven days or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund or the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets, or (d) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist. In addition, in the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of a Fund or to investors in the Portfolio to pay any redemption or redemptions in cash, a redemption payment by a Fund or the Portfolio may be made in whole or in part by a distribution in kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period for any one shareholder.

                               EXCHANGE PRIVILEGE

    As described under "Exchange Privilege" in each Fund's Prospectus, shareholders may exchange shares of Liquid Asset Fund for shares of Institutional Fund, and exchange shares of Institutional Fund for shares of Liquid Asset Fund, based upon the relative net asset values per share of the Funds at the time the exchange is effected. The Funds currently do not impose any limitation on the frequency of exchanges, but may impose such limitations upon notice to shareholders.

                        DETERMINATION OF NET ASSET VALUE

    The Prospectuses describe the days on which the net asset value per share of the Funds are computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made. Net asset value is computed once daily as of 4:00 p.m. (Eastern time) on each day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York is open, except as described below. The New York Stock Exchange currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (fourth Thursday in November); and Christmas Day. The Federal Reserve Bank of New York currently observes all the holidays listed above except Good Friday, and also observes Columbus Day (second Monday in October) and Veterans Day.

    Net asset value is computed as of the closing time of the U.S. government securities markets on days when the Public Securities Association recommends an early closing of such markets. Early closings may occur the Fridays preceding the following holidays: Martin Luther King's Birthday, Presidents' Day, Memorial Day, Labor Day and Columbus Day, and the business days preceding the following holidays: Independence Day, Veterans Day, Thanksgiving Day, Christmas Day, and New Year's Day, and the Friday succeeding Thanksgiving Day.

    The value of the Portfolio's net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Funds are determined.

    In accordance with rules adopted by the SEC, the amortized cost method of valuation is used to determine the value of the investments held by the Portfolio. This method of valuation is used in seeking to maintain stable net asset values of $1.00 per share for the Portfolio and the Funds. However, no assurance can be given that the Portfolio or the Funds will be able to maintain stable share prices.

    Amortized cost involves valuing a security at its cost and amortizing any discount or premium over the period remaining until the maturity of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities. The market values of debt securities purchased by the Portfolio will generally fluctuate as a result of changes in prevailing interest rate level and other factors.

    In order to use the amortized cost method of valuation, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities with remaining maturities of 397 days or less and to invest only in securities which have been determined by the Investment Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risks and to be of eligible credit quality under applicable regulations. In addition, procedures have been adopted by the Board of Trustees which are designed to stabilize, to the extent reasonably possible, the prices of shares of the Portfolio and the Funds as computed for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value per share calculated by using available market quotations deviates from the net asset value per share of $1.00 computed by using the amortized cost method. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be taken. The Board of Trustees will take such action as it deems appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two valuation methods. Such action may include selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, redeeming shares in kind, withholding dividends, paying distributions from capital gains, or utilizing a net asset value per share based upon available market quotations.

                                      TAXES

    It is the policy of the Trust to distribute each fiscal year substantially all of each Fund's net investment income and net realized capital gains, if any, to shareholders. The Trust intends that the Funds will each qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. To qualify for such tax treatment, a Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Fund's assets is represented by cash, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government Securities). The Portfolio has elected to be treated as a partnership for federal income tax purposes and therefore believes that it will not be required to pay any federal or state income or excise taxes.

    The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gains, determined on an October 31 year end. The Trust intends to distribute the income and capital gains of the Funds in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

    Dividends of the Funds declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Investment Adviser, a Delaware corporation, with offices at 905 Marconi Avenue, Ronkonkoma, New York 11779, is a wholly-owned subsidiary of Ambac Capital Corporation which, in turn, is a wholly-owned subsidiary of Ambac Financial Group, Inc. ("Ambac"). Through its subsidiaries, Ambac is a leading insurer of municipal and structured finance obligations and a provider of investment contracts, and investment advisory and administration services to state municipalities, and municipal authorities. Ambac is a publicly held company whose shares are traded on the New York Stock Exchange.

    Investment Advisory Agreement. Pursuant to an investment advisory agreement with the Trust dated June 17, 1998 (the "Advisory Agreement"), the Investment Adviser manages the investment of the assets of the Portfolio, and places orders for the purchase and sale of investments for the Portfolio. The Investment Adviser also provides or furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Advisory Agreement. In addition, the Investment Adviser provides all necessary administrative services to the Portfolio, and pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the

Investment Adviser, or who are officers or employees of any company affiliated with the Investment Adviser, and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides. As compensation for services rendered and expenses assumed by the Investment Adviser, the Advisory Agreement provides for the payment by the Portfolio of a monthly fee to the Investment Adviser, which fee is calculated daily and computed at the annual rate of 0.06% of the net assets of the Portfolio. As investors in the Portfolio, the Funds and their shareholders indirectly bear this fee.

    Prior to December 15, 1998, Liquid Asset Fund invested its assets directly and did not invest in the Portfolio. For the period April 24, 1996 (commencement of operations of Liquid Asset Fund) through October 31, 1996, fees payable to the Investment Adviser by Liquid Asset Fund pursuant to the then effective investment advisory agreement were $48,338, all of which were waived. In addition, the Investment Adviser reimbursed expenses of Liquid Asset Fund in the amount of $129,216 during such period. For the year ended October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser pursuant to that advisory agreement were $157,391, a portion of which was waived. During such year, the Investment Adviser also reimbursed expenses of Liquid Asset Fund of $70,147. Institutional Fund and the Portfolio commenced operations on December 15, 1998.

    The Advisory Agreement requires that the Investment Adviser use its best efforts in the supervision and management of the investment activities of the Portfolio and in providing services, and provides that the Adviser shall not be liable to the Trust, the Portfolio or shareholders for any error in investment judgment, or in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations hereunder, for any mistake of law or for any act or omission by the Adviser. The Advisory Agreement in no way restricts the Investment Adviser from acting as investment adviser to others.

    The Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of the Investment Adviser, for an initial term expiring June 17, 2000 at a meeting held in person on June 17, 1998. The Advisory Agreement was also approved by the shareholders of Liquid Asset Fund, the then sole operating series of the Trust, on October 30, 1998. The Agreement may be continued in effect from year to year after its initial term upon the approval of the holders of shares of the Portfolio or the approval of the Board of Trustees. In seeking such approval by the holders of shares of the Portfolio, each of the Funds will seek instructions from its shareholders as to how that Fund's shares of the Portfolio will be voted and will vote its shares of the Portfolio in accordance with those instructions. Similar instructions will also be sought by any other series of the Trust and by each other registered investment company that may invest its assets in the Portfolio. In the case of certain other investment funds that invest in the Portfolio, such funds may vote their shares of the Portfolio either in accordance with the same procedures or in the same proportion as the shares of other holders of shares of the Portfolio are voted. Each annual continuance of the Advisory Agreement also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may be terminated at any time, without penalty, on sixty days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding securities of the Portfolio, or by the Investment Adviser. The Advisory Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

    The Trust has acknowledged that the name "Cadre" is a property right of the Investment Adviser and other affiliates of Ambac Financial Group, Inc., and has agreed that the Investment Adviser and its affiliated companies may use and permit others to use that name. If the Advisory Agreement is terminated, the Trust may be required to cease using the name Cadre as part of its name or the name of any series of the Trust unless otherwise permitted by Ambac Financial Group, Inc. or any successor to its interest in such name.

    Administration Agreement. The Investment Adviser provides administration services to the Funds, pursuant to an administration agreement with the Trust dated August 1, 1997, as amended November 1, 1998 (the "Administration Agreement"). Pursuant to the Administration Agreement, the Investment Adviser provides the Funds with various administrative services required in connection with the operations of the Trust and the Funds. These services include, among other things: accounting services and the maintenance of required books and records, valuation of assets and the calculation of the net asset values per share of the Funds, preparation of financial statements, regulatory filings and tax returns, monitoring of investment compliance and the preparation of materials for meetings of the Board of Trustees and shareholders. Under the Administration Agreement, the Investment Adviser is required to provide persons affiliated with the Investment Adviser to serve as officers of the Trust and to maintain such office facilities as necessary to provide the administrative services it furnishes to the Trust. The Prospectuses contain a description of the fees payable to the Investment Adviser under the Administration Agreement.

    The Administration Agreement has an initial term expiring August 1, 1999, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Administration Agreement terminates automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder, and may be terminated by either party without penalty on not less than 60 days' written notice. The agreement also provides that neither the Investment Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the Investment Adviser's performance of its obligations and duties under the agreement, except for those resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties.

    Liquid Asset Fund paid the former administrator for the Trust $47,686 for the period April 24, 1996 (commencement of operations) through October 31, 1996 and $44,753 for the period November 1, 1996 through July 31, 1997. For the period August 1, 1997 through October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser for administrative services were $36,303, a portion of which were waived.

    Transfer Agent Agreement. The Investment Adviser serves as the transfer agent of the Funds and the Portfolio pursuant to the terms of an amended transfer agent agreement dated November 1, 1998. Each of the Funds pays fees to the Investment Adviser for transfer agency services. These fees are computed at the annual rates of 0.05% of the first $250 million of each Fund's net assets, 0.04% on the next $750 million of each Fund's net assets, and 0.03% of each Fund's net assets exceeding $1 billion. No fee is paid by the Portfolio for transfer agent services. During the period August 1, 1997 through October 31, 1997, fees payable by Liquid Asset Fund to the Investment Adviser for transfer agent services were $18,152, a portion of which was waived.

                              TRUSTEES AND OFFICERS

    The Board of Trustees has the overall responsibility for monitoring the operations of the Trust, the Funds and the Portfolio and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds.

    Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

     NAME, POSITION WITH TRUST, AGE          PRINCIPAL OCCUPATIONS
               AND ADDRESS                   DURING LAST FIVE YEARS

     *William T. Sullivan, Jr.        Chairman and Chief Executive Officer,
     Trustee, Chairman, CEO and       Cadre Financial Services, Inc. and
     President, 53                    Cadre Securities, Inc.
                                      (brokerage services)

     *David L. Boyle                  Vice Chairman of Ambac Financial
     Trustee, 51                      Group, Inc. Prior to joining Ambac,
     Ambac Financial Group, Inc.      Managing Director
     One State Street                 of Worldwide Services,
     New York, New York 10004         Citibank, N.A.

     Harvey A. Fein                   Chief Financial Officer, Molina Medical
     2238 Glendon Avenue              Medical Centers; formerly, independent
     Los Angeles, California 90064    financial consultant (1994-1995) and
     Trustee, 52                      Director of Finance, Blue Cross of
                                      California - Wellpoint Health Networks

     Donald E. Gray, Jr.              Director of Finance, City of New London
     Trustee, 48                      Executive Director, New England
     Director of Finance              States Government
     City of New London               Finance Officers Association
     181 State St.
     New London, CT 06320

     *C. Roderick O'Neil              Chairman, O'Neil Associates (investment
     Trustee, 67                      and financial consulting firm); Director,
     375 Park Avenue                  Ambac Financial Group, Inc., AMBAC
     Suite 2602                       Assurance Corporation, Fort Dearborn
     New York, New York  10152        Income Securities, Inc. and Beckman
                                      Instruments, Inc.; Trustee,  Memorial
                                      Drive Trust (finance)

     Russell E. Galipo                Vice President and Manager of Shawmut
     Trustee, 66                      Bank CT., N.A. from 1973 to 1994
     4538 Alpine Drive
     Lakeland, Florida  33801-0502

     William J. Reynolds              Retired
     Trustee, 74
     51 Fox Run Court
     Newington, CT 06111

     Don Irvin Tharpe                 Executive Director, Association of
     3105 Franklins Way               School Business Officials International;
     Herndon, Virginia 22071          formerly, Chairman and Trustee,
     Trustee, 46                      Investment Services for Education Trust

     Martin Flanigan                  Vice President and Controller, Cadre
     Treasurer, 35                    Financial Services, Inc. Formerly, Vice
                                      President, Concord Holding
                                      Corporation,; Vice President and
                                      Mutual Funds Controller, Union Bank of
                                      Switzerland; and Assistant Treasurer
                                      of Pacific Horizon Funds, Emerald
                                      Funds, Vista Funds, Prairie Funds,
                                      Infinity Funds, 231 Funds, Pilot Funds
                                      and BNY Hamilton Funds

     William M. Sullivan, Esq.        General Counsel of Cadre Financial
     Secretary, 31                    Services, Inc. and Cadre
                                      Securities, Inc.

     Linda Cassesse                   Registration Manager of Cadre Financial
     Assistant Secretary, 46          Services, Inc. and Cadre Securities
                                      Inc.; from 1995 to 1997 assisted New York
                                      City Marshall Henry Daley; 1990 to 1995
                                      Registration Manager Lanborn Asset
                                      Management.

--------------------
* Trustee who is an "interested person" of the Trust, as defined in the 1940
Act.

    Except as otherwise indicated above, the address of each Trustee and officer of the Trust is 905 Marconi Avenue, Ronkonkoma, New York 11779. Mr. Sullivan, Mr. Boyle, and Mr. O'Neil are Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their affiliations with the Investment Adviser or companies affiliated with the Investment Adviser.

    Trustees who are not employees of the Investment Adviser or one of its affiliated companies and who also are not affiliated with investors in the Funds or with investors in other funds that invest in the Portfolio, are paid fees by the Trust. Such Trustees are paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. If such Trustees serve as members of the Audit Committee they receive an attendance fee of $750 for each Audit Committee meeting they attend, with the Chairman of the Audit Committee receiving an additional $1,000 annual fee. The Audit Committee is comprised of the Independent Trustees. Officers of the Trust receive no compensation from the Trust. All Trustees who are not employees of the Investment Adviser or its affiliated companies are reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of their responsibilities, including travel related expenses. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust and the Fund.

    The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended October 31, 1997.

                               COMPENSATION TABLE*

     NAME OF PERSON          AGGREGATE
                           COMPENSATION    PENSION OR RETIREMENT    TOTAL COMPENSATION
                            FROM TRUST       BENEFITS ACCRUED         FROM TRUST PAID
                                         AS PART OF FUND EXPENSES       TO TRUSTEES
 William T. Sullivan, Jr.    $     0               $ 0                    $     0

 Donald W. Green*            $ 8,750               $ 0                    $ 8,750

 Eugene J. McDonald*         $ 6,750               $ 0                    $ 6,750

 C. Roderick O'Neil          $ 8,750               $ 0                    $ 8,750

 W. Dayle Nattress*          $     0               $ 0                    $     0

 Stephen A. Attanasio*       $     0               $ 0                    $     0

 Russell E. Galipo           $ 6,250               $ 0                    $ 6,250

*These persons no longer serve as Trustees. It should also be noted that Messrs. Boyle, Fein, Gray, Reynolds and Tharpe, who currently serve as Trustees, were not Trustees during the 1997 fiscal year.

                                    EXPENSES

    All expenses of the Trust, the Funds and the Portfolio not expressly assumed by the Investment Adviser or the Distributor are paid by the Trust. The Funds bear pro rata portions of the expenses of the Trust and the Portfolio. Expenses borne by the Trust, the Funds and the Portfolio include, but are not limited to: fees for investment advisory and administration services, the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Trust; fees and expenses of legal counsel; fees and expenses of the Trust's independent auditors; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

                             PERFORMANCE INFORMATION

    Calculation of Yield. The Funds may publish quotations of "current yield" and "effective yield" in advertisements, sales materials and shareholder reports. Current yield is the simple annualized yield for an identified seven calendar day period. This yield calculation is based on a hypothetical account having a balance of exactly one share of a Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. The yield of Liquid Asset Fund for the seven-day period ended October 31, 1997, was 5.26%, which is equivalent to an effective yield of 5.40%. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the Fund. For the fiscal year ended October 31, 1997, the Investment Adviser had voluntarily agreed to waive its fees and to reimburse certain expenses of Liquid Asset Fund. The yield of Liquid Asset Fund quoted above reflects the effect of this fee waiver and reimbursement of expenses without which the yield would have been lower.

    Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
                                                   365/7
        Effective yield = [(base period return + 1)    ]-1

    Calculation of Total Return. The Funds may also disseminate quotations of their average annual total return and other total return data from time to time. Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. In making these computations, all dividends and distributions are assumed to be reinvested and all applicable recurring and non-recurring expenses are taken into account. The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment amount, for various periods.

    Total return quotations will be computed in accordance with the following formula, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted:
                         n
                  P (1+T) = ERV

Where:            P =   a hypothetical initial payment of $1,000
                  T =   average annual total return
                  n -   number of years
                  ERV = ending redeemable value of the hypothetical $1,000
                        payment made at the beginning of the period.

Actual annual or annualized total return data generally will be lower than average annual total return data because the average rates of return reflect compounding of return. Aggregate total return data, which is calculated according to the following formula, generally will be higher than average annual total return data because the aggregate rates of return reflect compounding over longer periods of time:

                                     ERV - P
                                     -------
                                        P

Where:            P   - a hypothetical initial payment of $1,000.
                  ERV = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period.


    Yield and total return quotations are based upon the historical performance of the Funds and are not intended to indicate future performance. The yield and total return of the Funds fluctuate and will depend upon not only changes in prevailing interest rates, but also upon any realized gains and losses and changes in the Funds' expenses.

                               GENERAL INFORMATION

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

    Description Of Shares. Interests in the Funds are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares, and may issue shares in series, with each series representing interests in a separate portfolio of investments (a "series"). As of the date of this Statement of Additional Information, there were nine authorized series of the Trust, of which only Liquid Asset Fund, Institutional Fund and the Portfolio have commenced operations. Shares of the Portfolio may be held only by other series of the Trust (including the Funds) and by certain other investment funds.

    Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund, without any priority or preference over other shares. All consideration received from the sale of shares of a particular Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to that Fund. As such, the interest of shareholders in each Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Trustees. The assets of each Fund and each other series of the Trust (including the Portfolio) are segregated on the Trust's books and are charged with: the expenses and liabilities of that Fund or series; a pro rata share of the general expenses and liabilities of the Trust not attributable solely to any particular series; and a pro rata share of the expenses and liabilities of the Portfolio. The Board of Trustees determines those expenses and liabilities deemed to be general expenses and liabilities of the Trust, and these items are allocated among Funds and other series of the Trust in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.

    As of October 26, 1998, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Liquid Asset Fund (which was the only outstanding series of the Trust's shares on such date):


                   Ambac Financial Group, Inc.          5.52%(1)
                   One State Street Plaza
                   New York, New York

                   City of New Britain                    25%
                   27 West Main Street
                   New Britain, Connecticut 06051

                   City of Bridgeport                  17.98%
                   45 Lyons Terrace
                   Bridgeport, Connecticut 06604

                   Town of Suffield                    12.19%
                   83 Mountain Road
                   Suffield, Connecticut 06078

                   Town of East Haven                   5.80%
                   250 Main Street
                   East Haven, Connecticut





 (1) Shares held by subsidiaries, including Ambac Capital Corporation.

    The Portfolio. The Portfolio is organized as a separate series of the Trust. Investors in the Portfolio may include the Funds and other series of the Trust, other registered investment companies (or series thereof), and certain other types of investment funds. Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each Business Day. At 4:00 p.m. (Eastern time) on each such Business Day, the net asset value per share of the Portfolio is determined. On days for which the Public Securities Association recommends an early closing of the U.S. government securities markets, the computation of net asset value per share will be made as of such earlier closing time, rather than as of 4:00 p.m.

    Trustee and Officer Liability. Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

    Independent Auditors. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors of the Trust. The independent auditors are responsible for auditing the financial statements and prepare the tax returns of the Funds and the Portfolio. The selection of the independent auditors is approved annually by the Board of Trustees.

    Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust's assets and maintains custody of the cash and investments of the Funds and the Portfolio. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

    Shareholder Reports. Shareholders of the Trust are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Funds. The financial statements of the Funds and the Portfolio are audited each year by the Trust's independent auditors.

    Legal Counsel. Schulte Roth & Zabel LLP, New York, New York, serves as counsel to the Trust.

    Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

    Financial Statements. The statement of assets and liabilities of Liquid Asset Fund and the portfolio of its investments as of October 31, 1997, and the related statements of operations and changes in net assets, together with the notes to financial statements and the report of independent auditors, all as set forth in the Trust's 1997 Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information. No other information or statement contained in the Annual Report, other than those referred to above, is incorporated by reference or is a part of this Statement of Additional Information.

    A copy of the most recent annual report of the Trust accompanies this Statement of Additional Information.

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